Exhibit 1.1

Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K on the basis that the Registrant customarily and actually treats the information as private or confidential and the omitted information is not material. The Registrant agrees to furnish supplementally a copy of any omitted information to the SEC upon its request, however, the Registrant may request confidential treatment of omitted information. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”

[•] Class A Ordinary Shares

VNG LIMITED

UNDERWRITING AGREEMENT

[•], 2023

[•], 2023

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Morgan Stanley & Co. LLC

1585 Broadway Avenue

New York, New York 10036

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto.

Ladies and Gentlemen:

VNG Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) 21,687,082 Class A ordinary shares, par value $0.000001 per share, of the Company (the “Firm Shares”).

[•] (the “Selling Shareholder”) proposes to sell to the several Underwriters not more than an additional [•] Class A ordinary shares, par value $0.000001 per share, of the Company (the “Additional Shares”), if and to the extent that the Representatives, as managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such ordinary shares granted to the Underwriters in Section 4 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The Class A ordinary shares, par value $0.000001 per share, of the Company, including the Shares, are hereinafter referred to as the “Class A Ordinary Shares.”

The shares of Class A Ordinary Shares to be issued and outstanding after giving effect to the sales contemplated hereby and the Reorganization Transactions (as defined below), together with the shares of Class B ordinary shares, par value $0.000001 per share, of the Company (the “Class B Ordinary Shares”) are hereinafter referred to as the “Ordinary Shares.” The Company and the Selling Shareholder are hereinafter referred to individually as a “Seller” and collectively referred to as the “Sellers.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (File No. 333-[•]), including a preliminary prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register additional Ordinary Shares pursuant to Rule 462(b) under the Securities Act (a “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. The Company has filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a registration statement on Form 8-A (the “Form 8-A Registration Statement”) to register the Class A Ordinary Shares under Section 12(b) of the Exchange Act.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “preliminary prospectus” shall mean each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted information pursuant to Rule 430A under the Securities Act that was used after such effectiveness and prior to the execution and delivery of this Agreement, “Time of Sale Prospectus” means the preliminary prospectus contained in the Registration Statement at the time of its effectiveness together with the documents and pricing information set forth in Schedule II hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof.

On the date hereof, the business of the Company is conducted through VNG Corporation (“Công Ty Cổ Phần VNG” in Vietnamese), a joint stock company incorporated and operating under the laws of Vietnam (“VN OpCo”), and its subsidiaries.

Any reference in this Agreement to the “Reorganization Transactions,” to the extent the context requires, shall mean the transactions described in the Registration Statement, the Time of Sale Prospectus and the Prospectus in the section titled “Our Corporate Structure—The Reorganization.” All references to “subsidiaries” or “subsidiary”, with respect to the Company, VN HoldCo and VN OpCo refers to the subsidiaries of such entities after taking into effect the completion of the Reorganization Transactions.

After the completion of this Offering and the Reorganization Transactions, the Company will hold a 49% direct equity interest in VN OpCo and other assets including wholly-owned non-Vietnamese operating subsidiaries and, through contractual arrangements with Big V Technology Corporation (“Công Ty Cổ Phần Công Nghệ BigV” in Vietnamese), a joint stock company incorporated and operating under the laws of Vietnam (“VN HoldCo”), a 21.3% indirect effective interest in VN OpCo.

The Company and VN OpCo are collectively referred to herein as the “VNG Parties.”

1. Representations and Warranties of the VNG Parties. Each VNG Party, jointly and severally, represents and warrants to and agrees with each of the Underwriters that:

(a) Each of the Registration Statement and any amendment thereto has become effective under the Securities Act. The Form 8-A Registration Statement has become effective as provided in Section 12 of the Exchange Act. No stop order suspending the effectiveness of the Registration Statement or Form 8-A Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of the Time of Sale Prospectus, the Prospectus or any free writing prospectus has been issued and no proceedings for any of those purposes or pursuant to Section 8A of the Securities Act have been instituted or are pending or, to the VNG Parties’ knowledge, threatened by the Commission.

(b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not, as of the date of such amendment or supplement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) each of the Registration Statement, at the time it was declared effective, and the Prospectus as of its date complies and as of its date of first use will comply and, as amended or supplemented, if applicable, will comply, as of the date of such amendment or supplement and when filed pursuant to Rule 424(b), in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Form 8-A Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (iv) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (v) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) the Prospectus (together with any amendment or supplement thereto), as of its date, as of its date of first use, as of the date of such amendment or supplement and as of the date of any filing pursuant to Rule 424(b), as of the Closing Date and as of any settlement date, does not contain and, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the VNG Parties in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information is that described in Section 11(c). Each Time of Sale Prospectus delivered to the Underwriters for use in connection with this offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission on its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”), except to the extent permitted by Regulation S-T.

(c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Any such free writing prospectus, as of its issue date, and if amended or supplemented, as of the date of such amendment or supplement, and at all subsequent times through the completion of the sale of the Shares or until any earlier date that the Company notified or notifies the Representatives as described in Section 7(f), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement, the Time of Sale Prospectus, the Prospectus or any preliminary or other prospectus deemed to part thereof that has not been superseded or modified. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and electronic road shows, if any, each furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any free writing prospectus.

(d) Each VNG Party has been duly incorporated, is validly existing as a corporation in good standing (or the foreign equivalent, to the extent the concept is applicable in such jurisdiction) under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing (or the foreign equivalent, to the extent the concept is applicable in such jurisdiction) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have or reasonably be expected to have, individually or in aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business, operations or prospects of the VNG Parties and their respective subsidiaries, taken as a whole after giving effect to the Reorganization Transactions and the sale of the Shares, or on the ability of any of the VNG Parties to carry out their obligations under this Agreement (collectively, a “Material Adverse Effect”). The currently effective charter or constitution or other constitutive or organizational documents of each VNG Party comply with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect. The memorandum and articles of association of the Company adopted on November 14, 2022, filed as Exhibit 3.1 to the Registration Statement, comply with the requirements of applicable laws of the Cayman Islands. The memorandum and articles of association of the Company in the form filed as Exhibit 3.2 to the Registration Statement comply with the requirements of applicable laws of the Cayman Islands as currently in effect and will be in full force and effect immediately following closing on the Closing Date. The charters of VN OpCo and VN HoldCo filed as Exhibits 99.5 and 99.6 to the Registration Statement respectively, comply with the requirements of applicable laws of Vietnam and either are or, immediately following closing on the Closing Date, will be in full force and effect.

(e) Each subsidiary of the Company immediately following closing on the Closing Date has been listed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, which includes VN OpCo. Each such subsidiary has been duly incorporated, organized or formed, is validly existing as a corporation or other business entity in good standing (or the foreign equivalent, to the extent the concept is applicable in such jurisdiction) under the laws of the jurisdiction of its incorporation, organization or formation, has the corporate or other business entity power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing (or the foreign equivalent, to the extent the concept is applicable in such jurisdiction) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, all of the equity interests of each subsidiary of the Company immediately following closing on the Closing Date, have been duly and validly authorized and issued, are owned directly or indirectly by the Company, are fully paid (if due and payable pursuant to its other constitutive or organizational documents as of the date hereof), and non-assessable and are free and clear of all liens, encumbrances, equities or claims. None of the issued and outstanding share capital or equity interest in any subsidiary was issued in violation of preemptive or similar rights of any security holder of such subsidiary. All of the constitutive or organizational documents of each of the subsidiaries comply with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect.

(f) Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus: (i) neither the Company nor any of its subsidiaries, including VN HoldCo and VN OpCo and their respective subsidiaries is prohibited, directly or indirectly, from (1) paying any dividends or making any other distributions on its share capital, (2) making or repaying any loan or advance to the Company or any subsidiary or (3) transferring any of its properties or assets to the Company or any other subsidiary; and (ii) all dividends and other distributions declared and payable upon the share capital of the Company or its subsidiaries other than the subsidiaries listed in in Part 2 of Schedule IV. (1) may be converted into foreign currency that may be freely transferred out of such entity’s jurisdiction of incorporation, without the consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in such entity’s jurisdiction of incorporation or tax residence; and (2) are not and will not be subject to withholding, value added or other taxes under the currently effective laws and regulations of such entity’s jurisdiction of incorporation, without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over such VNG Party or their respective subsidiary or any of its properties, assets or operations (each, a “Governmental Entity”). Schedule IV hereto sets forth a full list of all subsidiaries of the Company after taking into effect the completion of the Reorganization Transactions.

(g) The Shares have been approved for listing on the Nasdaq Global Market (“Nasdaq”), subject to official notice of issuance.

(h) This Agreement has been duly authorized, executed and delivered by each VNG Party.

(i) Corporate Structure.

(i) Each description (as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus) of (A) the corporate structure of the Company, VN OpCo and their respective subsidiaries immediately following the completion of the offering on the Closing Date and (B) the “Reorganization Transaction Documents” listed in Schedule V is accurate, complete and fair summaries in all material respects. The forms of the certain Reorganization Transaction Documents filed as Exhibits 10.5 and 10.9 through 10.13 to the Registration Statement accurately reflect such Reorganization Transaction Documents as executed or as will be executed at or prior to the Closing Date. There is no other agreement, contract or other document to which the VNG Parties or any of their respective subsidiaries is a party or of which the VNG Parties or any of their respective subsidiaries has knowledge which is material to the corporate structure, control or the operation of the VNG Parties and their respective subsidiaries, which has not been previously disclosed or made available to the Underwriters and disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(ii) Each Reorganization Transaction Document has been duly authorized and, when duly executed and delivered in accordance with its terms by each of the parties thereto, constitutes (or upon execution will constitute) a valid and legally binding obligation of the VNG Parties and the other parties thereto, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and with respect to provisions regarding contribution and exculpation, except to the extent such provisions may not be enforceable due to applicable law or principles of public policy. No consent, approval, authorization, or order of, or filing or registration with, any Governmental Entity is required for the performance of the obligations under any Reorganization Transaction Document by the parties thereto, and no consent, approval, authorization, order, filing or registration that has been obtained is being withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed. The corporate ownership structure of the VNG Parties and their respective subsidiaries described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as will be in effect immediately following the closing of the Offering on the Closing Date will comply with all applicable laws and regulations (including, without limitation, applicable law in Vietnam concerning foreign investments in the sectors in which the VNG Parties and their respective subsidiaries operate), and neither the corporate ownership structure nor the Reorganization Transaction Documents violate, breach, contravene or otherwise conflict with any applicable laws or regulations (including, without limitation, applicable law in Vietnam concerning foreign investments in the sectors in which the VNG Parties and their respective subsidiaries operate). There is no legal or governmental proceeding, inquiry or investigation pending or, to the knowledge of the VNG Parties, threatened against any of the VNG Parties and their respective subsidiaries in any jurisdiction challenging the validity of such corporate ownership structure or any of the Reorganization Transaction Documents.

(iii) The execution, delivery and performance of each Reorganization Transaction Document by the parties thereto do not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or, except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, result in the imposition of any lien, encumbrance, equity or claim upon any property or assets of any of the VNG Parties and their respective subsidiaries pursuant to (A) the charter or constitution or other constitutive or organizational documents of any of the VNG Parties and their respective subsidiaries, (B) any statute, rule, regulation or order of any Governmental Entity having jurisdiction over any of the VNG Parties and their respective subsidiaries or any of their properties, or any arbitration award, or (C) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the VNG Parties and their respective subsidiaries is a party or by which any of the VNG Parties and their respective subsidiaries is bound or to which any of the properties of any of the VNG Parties and their respective subsidiaries is subject, except in the case of (C) above, where any such breach, violation, default, lien, encumbrance, equity or claim would not, individually or in the aggregate, have a Material Adverse Effect. Each Reorganization Transaction Document will be in full force and effect at the Closing Date and none of the parties thereto is in breach or default in the performance of any of the terms or provisions of such Reorganization Transaction Document. None of the parties to any of the Reorganization Transaction Documents has sent to the VNG Parties, and none of the VNG Parties have received, any communication regarding termination of, or intention to dispute the effectiveness or validity or enforceability of, any of the Reorganization Transaction Documents, and, to the knowledge of the VNG Parties, no such termination or dispute has been threatened by any of the parties thereto.

(iv) The Company possesses or will possess immediately following the closing of the IPO, directly or indirectly, the power to direct or cause the direction of the management and policies of VN OpCo and of VN HoldCo whether through the ownership of voting securities, by contract, or otherwise, in each case, as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(v) As of and from the Closing Date, each of VN OpCo and its subsidiaries and VN HoldCo will be entities consolidated with the Company’s results of operations in accordance with International Accounting Standards Board (“IFRS”).

(j) As of the Closing Date, the authorized share capital of the Company will conform as to legal matters to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(k) Security over the Forward Shares.

(i) No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any governmental agency or body or any court is required to be obtained or made by any VNG Party or VN HoldCo for the creation, maintenance and/or enforcement of security interests over the Forward Shares (as defined in the Cooperation Agreement) being sold in the Reorganization Transactions except such as have been or will be obtained or made no later than 30 days after the Closing Date.

(ii) On the Closing Date, VN HoldCo will be the legal and sole owner of the Forward Shares (as defined under the Cooperation Agreement) and the Forward Shares (as defined in the Cooperation Agreement) will be duly authorized, validly issued and fully paid, as applicable, and are and will not be subject to any option to purchase or similar right. Subject to general principles of law limiting VN HoldCo’s obligations and the filings and recordings specified above in Section (i)(i)(B), the mortgage agreement to be executed by VN HoldCo and the Company with respect to the Forward Shares being sold in the Reorganization Transactions on or about the Closing Date (the “Mortgage Agreement”) will (A) be a legally binding, valid and enforceable obligation, and (B) have first ranking priority and not be subject to any prior ranking or pari passu ranking security interest.

(iii) On the Closing Date, the Forward Shares (as defined in the Cooperation Agreement) will be free from any security interest (except for those created by or under the Mortgage Agreement) and none of the Forward Shares (as defined in the Cooperation Agreement) has been assigned to any third party pursuant to the Civil Code of Vietnam.

(l) Each of the VNG Parties and their respective subsidiaries has complied, and has taken all steps to ensure compliance by each of its shareholders, directors and officers, that, upon completion of the Reorganization Transactions, (i) each of the Company, VN HoldCo and VN OpCo is directly or indirectly owned or controlled by, a Vietnamese resident or citizen; (ii) the Company holds its direct and indirect effective interest in VN OpCo, and (iii) the holders of the Class B Ordinary Shares shall have received and hold such shares, in the case of each of (i), (ii) and (iii) in compliance with any applicable rules and regulations of the relevant Governmental Entities of Vietnam (including, without limitation, the Ministry of Planning and Investment, the States Securities Commission of Vietnam and where relevant, the State Bank of Vietnam and the Viet Nam Competition Commission) relating to foreign investment in Vietnam, securities trading and overseas investment by Vietnamese residents and citizens (the “Vietnamese Investment and Listing Regulations”), including, without limitation, requesting each such person that is, or is directly or indirectly owned or controlled by a Vietnamese resident or citizen to complete any registration, obtain necessary approvals, and/or other procedures required under applicable Vietnamese Investment and Listing Regulations.

(m) The Ordinary Shares issued and outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and, except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, non-assessable. None of the Ordinary Shares issued and outstanding prior to the issuance of the Shares to be sold by the Company were issued in violation of preemptive or similar rights of any security holder of the Company.

(n) The Shares and the Ordinary Shares to be issued pursuant to the Reorganization Transactions or Reorganization Transaction Documents have been duly authorized and, when issued, delivered and, as applicable, paid for in accordance with the terms of this Agreement or the Reorganization Transaction Documents (as applicable), will be validly issued, fully paid and non-assessable, and the issuance of such Shares or Ordinary Shares (as applicable) will not be subject to any preemptive or similar rights.

(o) The ordinary shares of VN HoldCo have been duly authorized, validly issued, fully paid and non-assessable, and the issuance or sale of such ordinary shares were not subject to any preemptive or similar rights.

(p) Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and provided in this Agreement or the Reorganization Transaction Documents, no person has the right, contractual or otherwise, to cause any VNG Party or VN HoldCo to issue or sell any Ordinary Shares, ordinary shares of VN OpCo, ordinary shares of VN HoldCo or any other share capital of or other equity interests in any VNG Party or VN HoldCo.

(q) Neither VNG Party nor any of their respective subsidiaries is (i) in breach of or in default under any statute, rule, regulation or order of any Governmental Entity, (ii) in violation of its charter or constitution or other constitutive or organizational documents, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of (i) and (iii) above, where any such breach or default would not, individually or in the aggregate, have a Material Adverse Effect.

(r) The execution and delivery by each VNG Party of, and the performance by each VNG Party of its obligations under, this Agreement will not contravene any provision of applicable law and regulation (including, without limitation, any applicable law and regulation in Vietnam concerning foreign investments in the sectors in which the VNG Parties and their respective subsidiaries operate), the certificate of incorporation or the enterprise registration certificate or the charter or constitution or other constitutive or organizational documents of any VNG Party or any of their respective subsidiaries or any agreement or other instrument binding upon any of the VNG Parties and their respective subsidiaries that is material to the VNG Parties and their respective subsidiaries, taken as a whole, or any judgment, order or decree of any Governmental Entity having jurisdiction over any of the VNG Parties and their respective subsidiaries, and no consent, approval, authorization or order of, or qualification with, any Governmental Entity is required for the performance by any VNG Parties of its obligations under this Agreement, except such as has previously been obtained and such as may be required by the securities or Blue Sky laws of the various states of the United States of America or the applicable rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the offer and sale of the Shares.

(s) The application of the net proceeds from the offering of Shares by the VNG Parties and their respective subsidiaries, as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, will not (i) contravene any provision of any current and applicable law or regulations, (ii) contravene any provision of the current charter or constitution or other constitutive or organizational documents of any of the VNG Parties and their respective subsidiaries, (iii) contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon any of the VNG Parties and their respective subsidiaries, or (iv) contravene or violate the terms or provisions of any order or decree of any Governmental Entity having jurisdiction over any of the VNG Parties and their respective subsidiaries.

(t) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial, prospects or otherwise, or in the results of operations, business or operations of the VNG Parties and their respective subsidiaries, taken as a whole, from that set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(u) There are no legal or governmental proceedings pending or, to the VNG Parties’ knowledge, threatened (including any inquiries or investigations by any court or governmental or quasi-governmental agency or body, domestic or foreign) to which any of the VNG Parties and their respective subsidiaries is a party or to which any of the properties of any of the VNG Parties and their respective subsidiaries is subject (i) other than proceedings described in all material respects in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not, individually or in the aggregate, have a Material Adverse Effect or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described as required; and there are no statutes, regulations, contracts or other documents to which the Company or any of its subsidiaries is subject or by which the Company or any of its subsidiaries is bound that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(v) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(w) Neither VNG Party nor any of their respective subsidiaries has any securities rated by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.

(x) The Company is not, and after giving effect to the Reorganization Transactions, the offering and sale of the Shares and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(y) With respect to the stock options (the “Stock Options”) granted pursuant to the equity incentive plans of VN OpCo as in effect prior to the IPO (the “VN OpCo ESOP Plans”), (i) each grant of Stock Options was duly authorized no later than the date on which the grant of such Stock Options was by its terms to be effective by all necessary corporate approvals, including, as applicable, approval by the board of directors of VN OpCo (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (ii) each such grant was made in accordance with the terms of the VN OpCo ESOP Plans and all applicable laws and regulatory rules or requirements, and (iii) each such grant was properly accounted for in accordance with IFRS, in the consolidated financial statements (including the related notes) of VN OpCo.

(z) Each of the VN OpCo Equity Incentive Plan and Listco Equity Incentive Plan, as defined and described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, will, on the Closing Date, have been duly authorized, executed and delivered and constitutes a valid and legally binding agreement enforceable against VN OpCo and the Company, respectively, in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability; and the VN OpCo Equity Incentive Plan and Listco Equity Incentive Plan conform to the descriptions thereof in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(aa) Each of the VNG Parties and their respective subsidiaries (i) are in compliance with any and all applicable national, provincial, local, state and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect.

(bb) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Effect.

(cc) Except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between any VNG Party and any person granting such person the right to require any VNG Party to file a registration statement under the Securities Act with respect to any securities of any of the VNG Parties or to require any VNG Party to include such securities with the Shares registered pursuant to the Registration Statement, except as have been validly waived or complied with in connection with the issuance and sale of the Shares contemplated hereby.

(dd) (i) None of the VNG Parties, any of their respective subsidiaries or any director, officer, or employee of any VNG Party or any of their respective subsidiaries or, to the knowledge of the VNG Parties, any affiliate, agent or representative of any VNG Party or any of their respective subsidiaries or affiliates, is aware of or has taken or will take any action, directly or indirectly, (1) in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws or (2) that has resulted or would result in a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, the U.K. Bribery Act 2010, as amended, and the rules and regulations thereunder, or any other applicable anti-corruption law; (ii) each of the VNG Parties and their respective subsidiaries, and, to the knowledge of the VNG Parties, their respective affiliates, have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained in this paragraph (ee); and (iii) neither VNG Party nor any of their respective subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(ee) The operations of each of the VNG Parties and their respective subsidiaries and affiliates are and have been conducted at all times in compliance with all the applicable financial recordkeeping and reporting requirements and applicable anti-money laundering statutes of jurisdictions where each of the VNG Parties, their respective subsidiaries and their affiliates conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the VNG Parties and their respective subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the VNG Parties, threatened. Neither VNG Party nor any of their respective subsidiaries will use, directly or indirectly, the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Anti-Money Laundering Laws.

(ff) (i) None of the VNG Parties, any of their respective subsidiaries, or any director, officer, or employee of any VNG Party or any of their respective subsidiaries or, to the knowledge of the VNG Parties, any affiliate, agent or representative of any VNG Party or any of their respective subsidiaries is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that:

(A) are the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union (including under Council Regulation (EC) No. 194/2008), His Majesty’s Treasury, the State Secretariat for Economic Affairs, the Hong Kong Monetary Authority, the Monetary Authority of Singapore, or other relevant sanctions authority(collectively, “Sanctions”),

(B) are engaged in any activities sanctionable under the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act, the Iran Threat Reduction and Syria Human Rights Act, or any related executive order, or

(C) are or have been located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions (including, without limitation, the so-called Donetsk People’s Republic, so-called Luhansk People’s Republic, Zaporizhzhia and Kherson regions of Ukraine or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, North Korea and Syria).

(ii) Neither VNG Party nor any of their respective subsidiaries will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner, affiliate or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) None of the VNG Parties or their respective subsidiaries and affiliates have knowingly engaged in, are now knowingly engaged in, and will engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(gg) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the VNG Parties and their respective subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) each VNG Party has not purchased any of its issued and outstanding share capital, nor declared, paid or otherwise made any dividend or distribution of any kind on its share capital other than ordinary and customary dividends; and (iii) there has not been any material change in the share capital, short-term debt or long-term debt of the VNG Parties and their respective subsidiaries, taken as a whole.

(hh) The VNG Parties and their respective subsidiaries have good and marketable title to all real property and good and marketable title to all personal property (other than intellectual property, which is covered by Section 1(ii) below) owned by them which is material to the business of the VNG Parties and their respective subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the VNG Parties and their respective subsidiaries; and any real property and buildings held under lease by the VNG Parties and their respective subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the VNG Parties and their respective subsidiaries.

(ii) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) The VNG Parties and their respective subsidiaries own, possess, or have been authorized to use sufficient trademarks, service marks, trade names, patent rights, copyrights, domain names, licenses, trade secrets, inventions, technology, know-how, other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and other intellectual property and similar rights, including registrations and applications for registration thereof (collectively, “Intellectual Property Rights”) used in or reasonably necessary to the conduct of their businesses; (ii) the Intellectual Property Rights owned by the VNG Parties and their respective subsidiaries and, to the knowledge of the VNG Parties, the Intellectual Property Rights licensed to the VNG Parties and their respective subsidiaries, are valid, subsisting and enforceable, and there is no pending or, to the knowledge of the VNG Parties, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property Rights; (iii) neither VNG Party nor any of their respective subsidiaries has received any notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect; (iv) to the knowledge of the VNG Parties, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned by any of the VNG Parties and their respective subsidiaries; (v) neither VNG Party nor any of their respective subsidiaries infringes, misappropriates or otherwise violates or has infringed, misappropriated or otherwise violated any Intellectual Property Rights; (vi) the VNG Parties and their respective subsidiaries have taken all reasonable steps to secure their respective interests in the Intellectual Property Rights developed by their employees and contractors engaged in the development of Intellectual Property Rights on behalf of any of the VNG Parties and their respective subsidiaries, and to the knowledge of the VNG Parties no invention assignment agreement, whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property Rights to the applicable VNG Party or subsidiary, has been breached or violated; and (vii) the VNG Parties and their respective subsidiaries use, and have used, commercially reasonable efforts to appropriately maintain all information intended to be maintained as a trade secret.

(jj) Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the VNG Parties and their respective subsidiaries use and have used software and other materials distributed under a “free,” “open source,” or similar licensing model (including, without limitation, the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Software”), and operate in compliance with all license terms applicable to such Open Source Software and (ii) neither VNG Party nor any of their respective subsidiaries uses or distributes or has used or distributed any Open Source Software in any manner that requires or has required (A) any of the VNG Parties and their respective subsidiaries to permit reverse engineering of any software code or other technology owned by any of the VNG Parties and their respective subsidiaries or (B) any software code or other technology owned by any of the VNG Parties and their respective subsidiaries to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge.

(kk) (A) each of the VNG Parties and their respective subsidiaries own or have a valid right to access and use all information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) that are used in or reasonably necessary to the conduct of their business, and (B) the IT Systems (i) are adequate for, and operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required in connection with the operation of the business of the VNG Parties and their respective subsidiaries as currently conducted, (ii) have not materially malfunctioned or failed (except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus), and (iii) are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, back doors, drop dead devices, malware and other corruptants, including software or hardware components that are designed to interrupt use of, permit unauthorized access to or disable, damage or erase the IT Systems and data.

(ll) (i) The VNG Parties and their respective subsidiaries have implemented and maintained reasonable controls, policies, procedures, and safeguards consistent with applicable regulatory standards and customary industry practices (including, without limitation, implementing and monitoring compliance with adequate measures with respect to technical and physical security, oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or data used in connection with the operation of the VNG Parties and their respective subsidiaries’ businesses) to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Data”)) used, gathered or accessed in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those of which the VNG Parties have no knowledge or that have been remedied without (x) material cost; or (y) liability or (z) the duty to notify any other person, nor any incidents under internal review or investigations relating to the same; (ii) each of the VNG Parties and their respective subsidiaries have complied and are presently in compliance with all internal and external privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority having jurisdiction over the VNG Parties or their respective subsidiaries and any other legal obligations, in each case, relating to the collection, use, access, transfer, import, export, storage, protection, disposal and disclosure by any of the VNG Parties and their respective subsidiaries of Data (“Data Security Obligations”) and the security of its IT Systems; (iii) neither VNG Party has received any notification of or complaint regarding and is unaware of other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any of the Data Security Obligations or beach of its IT Systems; (iv) there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the knowledge of either VNG Party, threatened alleging non-compliance with any of the Data Security Obligations; and (v) the VNG Parties and their respective subsidiaries have implemented reasonable backup and disaster recovery technology consistent with applicable regulatory standards and customary industry practices.

(mm) Each of the VNG Parties and their respective subsidiaries have taken all reasonable technical and organizational measures necessary to protect the IT Systems and Data used in connection with the operation of the VNG Parties and their respective subsidiaries’ businesses. Without limiting the foregoing, the VNG Parties and their respective subsidiaries have used reasonable efforts to establish and maintain, and have established, maintained, implemented and complied with, reasonable information technology, information security, cyber security and data protection controls, policies and procedures consistent with standard industry practices, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against and prevent breach; destruction; loss; unauthorized distribution, use, access, disablement, misappropriation or modification; or other compromise or misuse of or relating to any IT System or Data used in connection with the operation of VNG Parties and their respective subsidiaries’ businesses (“Breach”). Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect, there has been no such Breach, and the VNG Parties and their respective subsidiaries have not been notified of, and have no knowledge of, any event or condition that would reasonably be expected to result in, any such Breach.

(nn) No material labor dispute with the employees of any of the VNG Parties and their respective subsidiaries exists, or, to the knowledge of the VNG Parties, is imminent; and neither VNG Party is aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers or contractors that would, individually or in the aggregate, have a Material Adverse Effect.

(oo) Each of the VNG Parties and their respective subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither VNG Party nor any of their respective subsidiaries has been refused any insurance coverage sought or applied for; and neither VNG Party nor any of their respective subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.

(pp) (i) Each of the VNG Parties and their respective subsidiaries possess all licenses, consents, authorizations, approvals, orders, certificates and permits issued by the appropriate national, provincial, local, state or foreign regulatory authorities necessary to conduct their respective businesses; (ii) neither VNG Party nor any of their respective subsidiaries have received any notice of proceedings relating to the revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect; and (iii) each of the VNG Parties and their respective subsidiaries are in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects.

(qq) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company maintains a system of effective internal control over financial reporting (as defined under Rule 13-a15 and Rule 15d-15 under the Exchange Act) that (i) complies with the requirements of the Exchange Act, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with International Financial Reporting Standards as issued by the IFRS, and (iii) is designed to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Company’s internal control over financial reporting is effective and, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company is not aware of any material weaknesses in its internal control over financial reporting (it being understood that this representation shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”), as of an earlier date than it would otherwise be required to so comply under applicable law). As of the date hereof, there is no material weakness in the Company’s internal control over financial reporting (whether or not remediated), except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and since the end of the Company’s most recent audited fiscal year, there has been no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially affect, such VNG Party’s internal control over financial reporting.

(rr) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the VNG Parties and their respective subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(ss) There is and has been no failure on the part of any VNG Party or any VNG Party’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(tt) Ernst & Young Vietnam Limited, who have certified certain financial statements of the Company and of VN OpCo and its subsidiaries and delivered its reports with respect to the audited consolidated financial statements and schedules filed with the Commission as part of the Registration Statement and included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(uu) The financial statements included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and present fairly the consolidated financial position of VN OpCo and its subsidiaries as of the dates shown and the results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with IFRS applied on a consistent basis throughout the periods presented. The pro forma financial statements and the related notes thereto included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The other financial information included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of VN OpCo and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. The summary and selected consolidated financial data included in the Registration Statement, Time of Sale Prospectus and Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited consolidated financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus under the Securities Act or the rules and regulations promulgated thereunder. Neither VNG Party is reviewing or investigating, and neither VNG Party’s independent auditors nor their internal auditors have recommended that any VNG Party review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies, (ii) any matter that could result in a restatement of either VNG Party’s financial statements for any annual or interim period during the current or prior two fiscal years, or (iii) any material weakness which is not disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, adverse change in internal controls or fraud involving management or other employees who have a significant role in internal controls.

(vv) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies” in the Registration Statement, the Time of Sale Prospectus and the Prospectus accurately describes: (i) the accounting policies which each VNG Party believes are the most important in the portrayal of the Company’s financial condition and results of operations (following the closing of the offering) and the portrayal of VN OpCo’s financial condition and results of operations (prior to the closing of the offering) and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); and (ii) judgments and uncertainties affecting the application of Critical Accounting Policies; and each VNG Party’s respective Board of Directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal counsel and independent public accountants with regard to such disclosure.

(ww) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Registration Statement, the Time of Sale Prospectus and the Prospectus accurately and fully describes all known trends, uncertainties, demands, commitments or events that are reasonably likely to have a material effect on the VNG Parties’ net sales or revenues, income from continuing operations, profitability, liquidity or capital resources, or that would cause reported financial information not necessarily to be indicative of future operating results or financial condition.

(xx) The statements in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the headings “Prospectus Summary—Summary of our Corporate Structure,” “Prospectus Summary—The Offering,” “Risk Factors,” “Our Corporate Structure,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Indebtedness,” “Business,” “Regulatory Environment,” “Management—Corporate Governance Practices,” “Management—Compensation Equity Incentive Plans,” “Certain Relationships and Related Party Transactions,” “Description of Share Capital,” “Class A Ordinary Shares Eligible for Future Sale”, “Material Tax Considerations,” “Underwriting (Conflicts of Interest),” and “Enforceability of Civil Liabilities,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate, complete and fair summaries of such matters described therein in all material respects.

(yy) Any statistical, industry-related and market-related data included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus is based on or derived from sources which the VNG Parties reasonably and in good faith believes are reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects, and to the extent required, the VNG Parties have obtained the written consent to the use of such data from such sources.

(zz) All disclosures contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus regarding measures identified therein as “non-IFRS financial measures” comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(aaa) Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has not sold, issued or distributed any Ordinary Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act.

(bbb) None of the VNG Parties and their respective subsidiaries or any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action which was designed to or which has constituted or which could reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, except for any such actions taken or that will be taken by the Underwriters, as to which the VNG Parties make no representation.

(ccc) Each of the VNG Parties and their respective subsidiaries have filed all national, provincial, local, state and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not, individually or in the aggregate, have a Material Adverse Effect on the VNG Parties and their respective subsidiaries, taken as a whole, or, except as currently being contested in good faith and for which reserves required by IFRS have been created in the financial statements of the Company), and, no unpaid tax deficiency has been determined adversely to any of the VNG Parties and their respective subsidiaries, individually or in the aggregate, which has had (nor does any of the VNG Parties and their respective subsidiaries have any notice or knowledge of any unpaid tax deficiency which could reasonably be expected to be determined adversely to any of the VNG Parties and their respective subsidiaries and which could reasonably be expected to have) a Material Adverse Effect.

(ddd) From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication (including video presentation) with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.

(eee) Neither VNG Party (i) has engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Representatives with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. Each VNG Party reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. Neither VNG Party has distributed any Written Testing-the-Waters Communications other than those listed on Schedule III hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(fff) As of the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers, none of (i) the Time of Sale Prospectus, (ii) any free writing prospectus, when considered together with the Time of Sale Prospectus, and (iii) any individual Written Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Time of Sale Prospectus and any free writing prospectus based upon information relating to any Underwriter furnished to the VNG Parties in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information is that described in Section 11(d).

(ggg) Neither VNG Party has distributed and, prior to the later of (i) the Closing Date or any Option Closing Date (as defined below) and (ii) the completion of the distribution of the Shares, will distribute any offering material in connection with the offering and sale of the Shares other than any preliminary prospectus, the Prospectus, any free writing prospectuses, if any, identified in Schedule II hereto and any Written Testing-the-Waters Communications listed on Schedule III hereto; and each VNG Party reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communication.

(hhh) Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, none of VNG Parties and their respective subsidiaries is engaged in any material transactions with its directors, officers, management, shareholders, or any other affiliate, including any person who formerly held a position as a director, officer and/or shareholder.

(iii) There are no contracts, agreements or understandings between any VNG Party and any person that would give rise to a valid claim against any VNG Party or any Underwriter for a brokerage commission, finder’s fee or other similar payment in connection with the issuance and sale of the Shares and the Ordinary Shares represented thereby.

(jjj) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus and as contemplated by this Agreement, there are no contracts, agreements or understandings between the VNG Parties and any person that would give rise to a valid claim against the VNG Parties or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering, and there are no other arrangements, agreements, understandings, payments or issuance with respect to the VNG Parties and their respective subsidiaries or any of their respective officers or directors, or to the knowledge of the VNG Parties, any of their respective shareholders, partners, affiliates or employees, in any such case that may affect the Underwriters’ compensation as determined by FINRA.

(kkk) No stamp, documentary, issuance, registration, transfer, withholding, capital gains, income or other taxes or duties are payable by or on behalf of the Underwriters or any of the VNG Parties and their respective subsidiaries in their respective jurisdictions of incorporation or organization or to any taxing authority thereof or therein, in connection with (i) the execution, delivery or consummation of this Agreement, (ii) the creation, allotment and issuance of the Shares or other Ordinary Shares to be issued by the Company pursuant to this Agreement or any Reorganization Transaction Document, (iii) the sale and delivery of the Shares to the Underwriters or purchasers procured by the Underwriters or purchasers procured, or (iv) the resale and delivery of the Shares by the Underwriters in the manner contemplated herein, except, in each case, as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(lll) Based upon current and expected income and assets, including goodwill and other unbooked intangibles, the Company believes that it was not a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes for its most recent taxable year and it does not expect to be a PFIC for its current taxable year or in the foreseeable future.

(mmm) Each of this Agreement and the Reorganization Transaction Documents to which it is a party is in proper form under the laws of the Cayman Islands for the enforcement thereof against the Company to the extent it is a party thereto; and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or any Reorganization Transaction Document, it is not necessary that this Agreement or any Reorganization Transaction Document be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement or such Reorganization Transaction Document or any other documents to be furnished hereunder, except for nominal stamp duty if the documents are executed in or brought into the Cayman Islands.

(nnn) Each of this Agreement and the Reorganization Transaction Documents to which it is a party is in proper form under the laws of Vietnam for the enforcement thereof against VN OpCo or VN HoldCo to the extent that they are a party thereto; and to ensure the legality, validity, enforceability or admissibility into evidence in Vietnam of this Agreement or any Reorganization Transaction Document, it is not necessary that this Agreement or any Reorganization Transaction Document be filed or recorded with any court or other authority in Vietnam or that any stamp or similar tax in the Cayman Islands or Vietnam be paid on or in respect of this Agreement or such Reorganization Transaction Document or any other documents to be furnished hereunder, except for nominal stamp duty if the documents are executed in or brought into Vietnam.

(ooo) The Company is a “foreign private issuer” as defined in Rule 405 of the Securities Act.

(ppp) Except as described under the section “Enforceability of Civil Liabilities” in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the courts of the Cayman Islands and Vietnam would recognize as a valid judgment any final and conclusive monetary judgment obtained against any VNG Party in the courts of the State of New York.

(qqq) It is not necessary under the laws of the Cayman Islands or Vietnam (i) to enable the Underwriters to enforce their rights under this Agreement, provided that they are not otherwise engaged in business in the Cayman Islands or Vietnam, or (ii) solely by reason of the execution, delivery or consummation of this Agreement or the offering, for any of the Underwriters to be qualified or entitled to carry out business in the Cayman Islands or Vietnam.

(rrr) Neither VNG Party nor any of their respective subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the Cayman Islands or Vietnam. The irrevocable and unconditional waiver and agreement of each VNG Party contained in Section 23(a) not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement is valid and binding under the laws of the Cayman Islands and Vietnam.

(sss) The choice of law of the State of New York as the governing law of this Agreement and the Cooperation Agreement is a valid choice of law under the laws of the Cayman Islands and Vietnam and will be honored by the courts of the Cayman Islands and Vietnam. Each VNG Party has the power to submit, and pursuant to Section 23(a) of this Agreement has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of the Specified Courts (as defined in Section 23(a) of this Agreement), and has the power to designate, appoint and empower, and pursuant to Section 23(b) of this Agreement, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any of the Specified Courts.

(ttt) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus (including all amendments and supplements thereto) has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2. Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with each of the Underwriters that:

(a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

(b) The Selling Shareholder has been duly incorporated or organized and is validly existing and in good standing (to the extent the concept of good standing is applicable in such jurisdiction) under the laws of its jurisdiction of incorporation or organization.

(c) [The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under the Custody Agreement signed by such Selling Shareholder and [•], as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the “Custody Agreement”) and the Power of Attorney appointing certain individuals as such Selling Shareholder’s attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”) (i) do not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, encumbrance, equity or claim upon any property or assets of any of such Selling Shareholder pursuant to (A) any provision of applicable law, or the currently effective charter or constitution or other constitutive or organizational documents of such Selling Shareholder, or any agreement or other instrument binding upon such Selling Shareholder, (B) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties, or any arbitration award, or (C) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties of such Selling Shareholder is subject, except in the case of (C) above, where any such breach, violation, default, lien, encumbrance, equity or claim would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Shareholder to carry out its obligations under the Custody Agreement or Power of Attorney of such Selling Shareholder, and (ii) no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by such Selling Shareholder of its obligations under this Agreement, the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as (A) have been or will be obtained or made on or prior to the Option Closing Date and (B) may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.]

(d) (i) The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement will not contravene (A) any provision of applicable law and regulation, (B) the currently effective charter or constitution or other constitutive or organizational documents of the Selling Shareholder, (C) any agreement or other instrument binding upon the Selling Shareholder, or (D) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, in the case of (A), (C) and (D), except where any such contravention would not, individually or in the aggregate, have a material adverse effect on the ability of the Selling Shareholder to carry out its obligations under this Agreement and (ii) no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Selling Shareholder of its obligations under this Agreement, except such as (A) have been or will be obtained or made on or prior to the Option Closing Date and (B) may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(e) At the Option Closing Date, the Selling Shareholder will have valid and legal title to and beneficial ownership of the Additional Shares to be sold at the Option Closing Date by the Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities, defects or adverse claims; and, upon delivery of such Additional Shares and payment therefor pursuant hereto, good and valid title to such Additional Shares, free and clear of all liens, encumbrances, equities, defects or adverse claims, will pass to the several Underwriters.

(f) [Such Selling Shareholder has, and on the date of this Agreement will have, all authorization and approval required by law, to enter into the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Additional Shares to be sold by such Selling Shareholder or a security entitlement in respect of such Additional Shares.

(g) Each of the Custody Agreement and the Power of Attorney has been duly authorized, executed and delivered by such Selling Shareholder and constitutes a valid, irrevocable and legally binding agreement of such Selling Shareholder.

(h) [Certificates in negotiable form] representing all of the Additional Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement duly executed and delivered by such Selling Shareholder to the Custodian, and such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you, appointing the persons indicated in Schedule I hereto, and each of them, as such Selling Shareholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section [5] hereof, to authorize the delivery of the Additional Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

(i) The Additional Shares [represented by the certificates] held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law or by the occurrence of any other event; if any other such event should occur, before the delivery of the Additional Shares to be sold by such Selling Shareholder hereunder, [certificates] representing the Additional Shares to be sold by such Selling Shareholder hereunder shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.]

(j) The Selling Shareholder has, and on the Option Closing Date will have, all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Additional Shares to be sold by the Selling Shareholder or a security entitlement in respect of such Additional Shares.

(k) The Selling Shareholder has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(l) Upon payment for the Additional Shares to be sold by the Selling Shareholder pursuant to this Agreement, delivery of such Additional Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Additional Shares in the name of Cede or such other nominee and the crediting of such Additional Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Additional Shares), (A) DTC shall be a “protected purchaser” of such Additional Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Additional Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Additional Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Additional Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(m) The Selling Shareholder is not prompted to sell the Additional Shares to be sold by the Selling Shareholder pursuant to this Agreement by any material non-public information concerning the Company or its subsidiaries which is not set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(n) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the representations and warranties set forth in this Section 2(n) are limited to statements, facts, misstatements or omissions contained in the Selling Shareholder’s Selling Shareholder Information. With respect to the Selling Shareholder, “Selling Shareholder Information” means information furnished in writing by or on behalf of the Selling Shareholder to the Company expressly for use in the Registration Statement, the Prospectus or the Time of Sale Prospectus, it being understood and agreed that the only information furnished by the Selling Shareholder consists of (x) the legal name of the Selling Shareholder, (y) the number of Class A Ordinary Shares beneficially owned by the Selling Shareholder before and after the offering, and (z) the address and other information with respect to the Selling Shareholder (excluding percentages) which appears in the Registration Statement, the Prospectus, or the Time of Sale Prospectus in the table (and corresponding footnote) under section entitled “Principal and Selling Shareholder”.

(o) The Selling Shareholder (including its agents and representatives, other than the Underwriters; and for the avoidance of doubt, the VNG Parties are not agents or representatives of the Selling Shareholder) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any free writing prospectuses or Written Testing-the-Waters Communications, other than (i) the Registration Statement, the Time of Sale Prospectus and the Prospectus, (ii) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (iii) the documents listed on Schedule II or Schedule III hereto, each electronic road show and any other written communications approved in writing in advance by the Company and the Representatives.

(p) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus and as contemplated by this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering, and there are no other arrangements, agreements, understandings, payments or issuance with respect to such Selling Shareholder and its subsidiaries or any of their affiliates that may affect the Underwriters’ compensation as determined by FINRA.

(q) Such Selling Shareholder has no affiliations or associations with any member of FINRA (except as separately disclosed to the Underwriters), and none of the proceeds received by such Selling Shareholder from the sale of Additional Shares to be sold by such Selling Shareholder pursuant to this Agreement will be paid to a member of FINRA participating in this offering or any affiliate of (or person “associated with” as such terms are used in the bylaws of FINRA) such member.

(r) (i) None of the Selling Shareholder or any of its subsidiaries, directors or officers or, to the actual knowledge of the Selling Shareholder after due inquiry, any of the Selling Shareholder’s employees or affiliates is a Person that is, or is 50-percent or more owned or, where relevant under applicable Sanctions, controlled, by one or more Persons that:

(A) are listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, the United Kingdom, the Hong Kong Monetary Authority, or the Monetary Authority of Singapore or any other relevant sanctions authority, or

(B) are located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive territorial sanctions imposed by the United States Department of Treasury’s Office of Foreign Assets Control, United Nations Security Council, the European Union, the United Kingdom, the Hong Kong Monetary Authority, or the Monetary Authority of Singapore or any other relevant sanctions authority (at present, these territories include the so-called Donetsk People’s Republic, so-called Luhansk People’s Republic, Zaporizhzhia and Kherson regions of Ukraine, Crimea, Cuba, Iran, North Korea and Syria) (“Sanctioned Countries”).

(ii) The Selling Shareholder will not, directly or indirectly, use the proceeds of the offering of the Additional Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner, affiliate or other Person:

(A) to fund or facilitate any activities or business of or with any Person that, at the time of such funding or facilitation, is the subject of Sanctions, or any activities or business in a Sanctioned Country; or

(B) in any other manner that will cause or result in a violation of applicable Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) None of the Selling Shareholder, any of its subsidiaries, directors, officers or, to the actual knowledge of the Selling Shareholder after due inquiry, any of the Selling Shareholder’s employees or affiliates have, within the past five years, engaged in, or are now engaged in, any dealings or transactions with any Person that at the time of the dealing or transaction was or is the subject of Sanctions, or any dealings or transactions in a Sanctioned Country, in violation of applicable Sanctions.

(iv) (a) In the past six years, none of the Selling Shareholder or any of its subsidiaries, directors or officers or, to the actual knowledge of the Selling Shareholder after due inquiry, any of its employees or affiliates has taken any action, (1) in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any Government Official in order to corruptly influence official action, or to any person in violation of any anti-corruption laws applicable to the Selling Shareholder or (2) that has resulted or would result in a violation by such persons of the U.S. Foreign Corrupt Practice Act of 1977, as amended, or any other laws and regulations relating to bribery or corruption (together, “Anti-Corruption Laws”). Neither the Selling Shareholder nor any of its subsidiaries will use, directly or knowingly indirectly after due care, the proceeds of the offering of the Additional Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary or other Person in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable Anti-Corruption Laws and Anti-Money Laundering Laws.

(v) To the actual knowledge of the Selling Shareholder after due inquiry, the operations of the Selling Shareholder and each of its subsidiaries are and have in the past five years been conducted at all times in compliance with all Anti-Money Laundering Laws applicable to the Selling Shareholder, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Shareholder or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the actual knowledge of the Selling Shareholder after due inquiry, threatened.

(s) The Selling Shareholder is not (i) an employee benefit plan subject to ERISA, (ii) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986, as amended or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

(t) No stamp, documentary, issuance, registration, transfer, withholding or other similar taxes or duties (except for any Singapore goods and services tax) are payable by or on behalf of the Underwriters under the laws of the jurisdiction of incorporation of the Selling Shareholder, or to any taxing authority thereof or therein, in connection with (i) the execution, delivery or consummation of this Agreement, (ii) the sale and delivery by the Selling Shareholder of the Additional Shares to be sold by the Selling Shareholder to the Underwriters or purchasers procured by the Underwriters or (iii) the initial resale and delivery of the Additional Shares by the Underwriters, including the initial transfer of, or agreement to transfer, the Additional Shares through the facilities of the DTC to purchasers procured by the Underwriters, in the manner contemplated herein, in each case except for any such taxes or duties based on or measured by income, gains or profits.

(u) The choice of law of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Singapore and will be honored by the courts of Singapore, subject to public policy considerations. The Selling Shareholder has the power to submit, and pursuant to Section 23(a) of this Agreement has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of the Specified Courts (as defined in Section 23(a) of this Agreement), and has the power to designate, appoint and empower, and pursuant to Section 23(c) of this Agreement, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any of the Specified Courts.

3. Agreements to Sell and Purchase. The Company hereby agrees to issue and sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company at $[•] a share (the “Purchase Price”) the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the number of Firm Shares to be sold by the Company as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

On the basis of the Selling Shareholder’s representations and warranties contained in Section 2 of this Agreement, and subject to its terms and conditions, the Selling Shareholder agrees to sell to the Underwriters, and the Underwriters shall have the right to purchase, severally and not jointly, up to [•] Additional Shares at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Additional Shares. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be (i) at least one business day after the written notice is given, (ii) no later than ten business days after the date of such notice and (iii) not earlier than the closing date for the Firm Shares. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased from the Selling Shareholder (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

4. Terms of Public Offering. Each of the Company and the Selling Shareholder is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Representatives is advisable. Each of the Company and the Selling Shareholder is further advised by the Representatives that the Shares are to be offered to the public initially at US$ [•] per Share (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of US$[•] a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $[•] a share, to any Underwriter or to certain other dealers.

5. Payment and Delivery. Payment for the Firm Shares shall be made to the Company in Federal or other funds immediately available in New York City to the account specified by the Company to the Underwriters (such account information to be delivered at least forty-eight hours in advance of such payment) against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [•], 2023, or at such other time on the same or such other date, not later than [•], 2023, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares to be sold by the Selling Shareholder shall be made to the Selling Shareholder in Federal or other funds immediately available in New York City to the account specified by the Selling Shareholder to the Underwriters (such account information to be delivered at least forty-eight hours in advance of such payment) against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 5 or at such other time on the same or on such other date, in any event not later than [•], 2023, as shall be designated in writing by the Representatives.

The Company shall cause the Firm Shares and the Selling Shareholder shall cause the Additional Shares to be registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, by the Company and by the Selling Shareholder, respectively, for the respective accounts of the several Underwriters through the facilities of the DTC. The Purchase Price payable by the Underwriters shall be reduced by (i) any transfer taxes paid by, or on behalf of, the Underwriters in connection with the transfer of the Shares to the Underwriters duly paid and (ii) any withholding, in each case of clauses (i) and (ii), to the extent required by applicable law and, for the avoidance of doubt, to the extent not otherwise paid, reimbursed, indemnified for, or otherwise borne by the VNG Parties or the Selling Shareholder in respect of the Firm Shares or the Additional Shares, respectively.

6. Conditions to the Underwriters’ Obligations. The obligations of the Company to sell the Firm Shares to the Underwriters on the Closing Date, the obligations of the Selling Shareholder to sell the Additional Shares to the Underwriters on each Option Closing Date and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date and each Option Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [4:00 P.M.] (New York City time) on the date hereof.

The several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date and each Option Closing Date are subject to the accuracy of the representations and warranties of the Company, VN OpCo and the Selling Shareholder herein (as though made on the Closing Date or Option Closing Date, as applicable), to the accuracy of the statements of the Company’s, VN OpCo’s and the Selling Shareholder’s officers made pursuant to the provisions hereof and to the performance by the Company, VN OpCo and the Selling Shareholder of their respective obligations hereunder in respect of, in the case of the Company and VN OpCo, the Firm Shares and the Additional Shares, and, in the case of the Selling Shareholder, the Additional Shares, and to the following additional conditions precedent:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission;

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, prospects, financial or otherwise, or in the results of operations, business or operations of the VNG Parties and their respective subsidiaries, taken as a whole, from that set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus that, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable to market the Shares on the terms and in the manner contemplated in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the each of the VNG Parties, to the effect set forth in Section 6(a)(i) and Section 6(a)(ii) above and to the effect that the representations and warranties of such VNG Party contained in this Agreement are true and correct as of the Closing Date and that such VNG Party has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Underwriters shall have received on the Closing Date an opinion, tax opinion and negative assurance letter of Allen & Overy LLP, outside U.S. counsel for the VNG Parties, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

(d) The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Allen & Overy Legal (Vietnam) LLC, Vietnam counsel for the VNG Parties, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

(e) The Underwriters shall have received on the Closing Date an opinion of Walkers (Singapore) Limited Liability Partnership, Cayman Islands counsel for the VNG Parties, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

(f) The Underwriters shall have received on the Closing Date an opinion of Withers KhattarWong LLP, Singapore counsel for the Company with respect to certain of the Reorganization Transactions, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

(g) The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters; and the VNG Parties shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h) The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Vietnam International Law Firm (VILAF), Vietnam counsel for the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters; and the VNG Parties shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(i) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young Vietnam Limited, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(j) The Underwriters shall have received, on each of the date hereof and the Closing Date, a certificate dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from the chief financial officer of the Company with respect to certain financial data contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(k) The lock-up letters (each, a “Lock-up Letter”), each substantially in the form of Exhibit A hereto, between the the Representatives and all shareholders, option holders, warrant holders, officers and directors of the Company [and non-Vietnamese employees of VN OpCo] relating to sales and certain other dispositions of Shares, Ordinary Shares or certain other securities, including securities of VN OpCo, delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date.

(l) On or prior to the Closing Date, the Reorganization Transactions shall have been completed in accordance with the applicable Reorganization Transaction Documents and as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and the Underwriters shall have received executed copies of each Reorganization Transaction Document.

(m) The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of the following:

(i) a certificate, dated the Option Closing Date and signed by an executive officer of each of the VNG Parties, confirming that the certificate delivered by such VNG Party on the Closing Date pursuant to Section 6(b) hereof remains true and correct as of such Option Closing Date;

(ii) an opinion and negative assurance letter of Allen & Overy LLP, outside U.S. counsel for the VNG Parties, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(c) hereof;

(iii) an opinion of Walkers (Singapore) Limited Liability Partnership, Cayman Islands counsel for the Company, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(e) hereof;

(iv) an opinion and negative assurance letter of Allen & Overy Legal (Vietnam) LLC, Vietnam counsel for the VNG Parties, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(d) hereof;

(v) an opinion of Withers KhattarWong LLP, Singapore counsel for the Company with respect to certain of the Reorganization Transactions, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(g) hereof;

(vi) an opinion and negative assurance letter of Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(g) hereof;

(vii) an opinion and negative assurance letter of Vietnam International Law Firm (VILAF), Vietnam counsel for the Underwriters, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(i) hereof;

(viii) an opinion of [•], U.S. counsel for the Selling Shareholders and an opinion of [•], Singapore counsel for the Selling Shareholder, each dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date, in the forms set forth in Exhibit [•] hereto;

(ix) a letter dated the Option Closing Date, in form and substance satisfactory to the Underwriters, from Ernst & Young Vietnam Limited, independent public accountants, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 6(i) hereof;

(x) a certificate dated Option Closing Date, in form and substance satisfactory to the Underwriters, from the chief financial officer of the Company, substantially in the same form and substance as the certificate furnished to the Underwriters pursuant to Section 6(k); and

(xi) such other documents as the Representatives may reasonably request with respect to the good standing of the VNG Parties or Selling Shareholder, as applicable, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

(n) There shall not have been any adverse legislative or regulatory developments in Vietnam following the signing of this Agreement, which in the Representatives’ sole judgment in good faith after consultation with the Company, would make it inadvisable or impractical to proceed with the public offering or the delivery of the Shares at the Closing Date or any Option Closing Date, as the case may be, on the terms and in the manner contemplated in this Agreement.

(o) The Class A Ordinary Shares shall have been approved for listing on Nasdaq, subject only to official notice of issuance.

(p) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall have filed a Rule 462 Registration Statement with the Commission in compliance with Rule 462(b) promptly after 4:00 p.m., New York City time, on the date of this Agreement, and the Company shall have at the time of filing either paid to the Commission the filing fee for the Rule 462 Registration Statement or given irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(q) The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required.

(r) No free writing prospectus, Prospectus or amendment or supplement to the Registration Statement, the Registration Statement or the Prospectus shall have been filed to which the Representatives object in writing.

(s) No stop order suspending the effectiveness of the Registration Statement, the Registration Statement, any Rule 462 Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or, to the knowledge of the VNG Parties, threatened by the Commission.

(t) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions contemplated hereby.

(u) At or prior to the Closing Date and each Option Closing Date, the Class A Ordinary Shares shall be eligible for clearance and settlement through the facilities of the DTC.

(v) On the Closing Date or Option Closing Date, as the case may be, the Representatives and counsel for the Underwriters shall have received such information, documents, certificates and opinions from the Company as they may reasonably require for the purposes of enabling them to pass upon the accuracy and completeness of any statement in the Registration Statement, the Time of Sale Prospectus and the Prospectus, issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

7. Covenants of the VNG Parties. Each VNG Party, jointly and severally, covenants with each Underwriter as follows:

(a) To comply with the requirements of Rule 430A, and notify the Representatives promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or the Form 8-A Registration Statement shall become effective, or any supplement to the Prospectus (including any prospectus wrapper) or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the Form 8-A Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the Form 8-A Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares. The VNG Parties will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)). The VNG Parties will use commercially reasonable efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof as soon as possible.

(b) To furnish to the Representatives, without charge, signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(i) or 7(j) below, as many copies of the Registration Statement, the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

(c) Before amending or supplementing the Registration Statement, the Form 8-A Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(d) To give the Representatives notice of its intention to make any filing pursuant to the Exchange Act prior to or on the later of the Closing Date or any Option Closing Date and to furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, and not to file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(e) To furnish to the Representatives a copy of each proposed free writing prospectus (including any electronic roadshow), or amendment thereof or supplement thereto, to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.

(f) If at any time following issuance of a free writing prospectus there occurred or occurs an event or development as a result of which such free writing prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, to promptly notify the Representatives and to promptly amend or supplement, at its own expense, such free writing prospectus to eliminate or correct such conflict, untrue statement or omission.

(g) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(h) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of any of the Company or facilitate the sale or resale of the Shares.

(i) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, (a) forthwith to prepare, file with the Commission (subject to subclause (c) below) and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law; (b) to promptly give the Representatives written notice of any such event or condition of which any VNG Party becomes aware; and (c) before amending or supplementing the Time of Sale Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object.

(j) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, (a) forthwith to prepare, file with the Commission (subject to subject to clause (c) below) and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law; (b) to promptly give the Representatives written notice of any such event or condition of which any VNG Party becomes aware; and (c) before amending or supplementing the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object.

(k) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request, provided, however, that nothing contained herein shall require the Company to qualify to do business in any jurisdiction, to execute or file a general consent to service of process in any jurisdiction or to subject itself to taxation in any jurisdiction in which it is not otherwise subject.

(l) To make generally available to the Company’s security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the applicable rules and regulations of the Commission thereunder. During the three-year period after the date of this Agreement, the Company will furnish to the Representatives and, upon written request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report of the Company filed with the Commission under the Exchange Act or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request in writing. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its EDGAR reporting system, or otherwise makes such reports publicly available on its or its investor relations website, it is not required to furnish to the Underwriters such reports or statements referred to in this paragraph that are filed through EDGAR.

(m) To pay, and indemnify and hold the Underwriters harmless against, any stamp, issue, registration, documentary, sales, transfer or other similar taxes or duties imposed under the laws of the Cayman Islands, Vietnam or any political sub-division or taxing authority thereof or therein that is payable in connection with (i) the execution, delivery, consummation or enforcement of this Agreement, (ii) the creation, allotment and issuance of the Ordinary Shares, (iii) the sale and delivery of the Shares to the Underwriters or purchasers procured by the Underwriters, or (iv) the resale and delivery of the Shares by the Underwriters in the manner contemplated herein.

(n) To promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Securities Act and (ii) completion of the Restricted Period referred to in Section 7.

(o) To apply the net proceeds from the sale of the Firm Shares in the manner set forth under the heading “Use of Proceeds” in the Time of Sale Prospectus and to file such reports with the Commission with respect to the sale of the Firm Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Securities Act; not to invest, or otherwise use the proceeds received by the VNG Parties from its sale of the Firm Shares in such a manner as would require the VNG Parties or any of their respective subsidiaries and affiliated entities to register as an investment company under the Investment Company Act of 1940, as amended.

(p) If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, to promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(q) To use its best efforts to have the Class A Ordinary Shares accepted for listing on Nasdaq and to maintain the listing of the Class A Ordinary Shares on Nasdaq.

(r) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the VNG Parties’ trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter solely for the purpose of facilitating the offering of the Shares.

(s) To use its best efforts to comply with and will use its best efforts to require the Company’s directors and executive officers, in their capacities as such, to comply with all applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act.

(t) That all sums payable by any VNG Party under this Agreement shall be paid free and clear of and without deductions or withholdings of any present or future taxes or duties or governmental charges whatsoever, unless the deduction or withholding is required by law, in which case such VNG Party shall pay such additional amount as will result in the receipt by each Underwriter of the full amount that would have been received had no deduction or withholding been made.

(u) That all sums payable to an Underwriter shall be considered exclusive of any value added or similar taxes (“VAT”), and if any VAT is or becomes chargeable in respect of any such payment, the VNG Parties shall, subject to receipt of an appropriate VAT invoice, pay in addition the amount of such VAT (at the same time and in the same manner as the payment to which such VAT relates).

(v) That without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose any intention to, during the period ending 180 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act), any other securities so owned convertible into or exercisable or exchangeable for Ordinary Shares, any ordinary shares of VN OpCo or any other securities convertible or exercisable or exchangeable into ordinary shares of VN OpCo, (2) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Class B Ordinary Shares held by others pursuant to the terms thereof under memorandum and articles of association of the Company or (3) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Ordinary Shares or ordinary shares of VN OpCo, whether any such transaction described in clause (1), (2) or (3) above is to be settled by delivery of Ordinary Shares, ordinary shares of VN OpCo or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Ordinary Shares (other than the Form S-8 Registration Statement), any securities convertible into or exercisable or exchangeable for Ordinary Shares, any ordinary shares of VN OpCo or any securities convertible into or exercisable or exchangeable for ordinary shares of VN OpCo.

(w) The restrictions contained in the preceding paragraph shall not apply to (a) the Shares to be sold hereunder, (b) the issuance by the Company of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or the issuance by VN OpCo of ordinary shares of VN OpCo or any securities convertible or exercisable or exchangeable therefor pursuant to, respectively, the ListCo Equity Incentive Plan and the VN OpCo Equity Incentive Plan, each as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus (including those issued upon the exercise of options or settlement of other equity awards), (c) the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Ordinary Shares, provided that (i) such plan does not provide for the transfer of Ordinary Shares during the Restricted Period and (ii) no public announcement or filing under the Exchange Act is required of or voluntarily made by or on behalf of the Company regarding the establishment of such plan, or (d) the consummation of the Reorganization Transactions.

(x) If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in the Lock-up Letter for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service at least two business days before the effective date of the release or waiver.

(y) To do all things necessary for (i) the registration of the Mortgage Agreement at the applicable security registrars pursuant to the Laws of Vietnam as promptly as practicable and in any event no later than 11:59 pm (Vietnam time) on the date falling 30 days after the Closing Date; and (ii) the completion of the Reorganization Transactions as promptly as practical, in accordance with the terms of the Reorganization Transaction Documents and as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

8. Covenants of the Sellers.

(a) Each Seller, severally and not jointly, covenants (to the extent applicable to such Seller) with each Underwriter as follows:

(i) Such Seller will deliver to each Underwriter (or its agent), prior to or at the Option Closing Date, as applicable, a properly completed and executed Internal Revenue Service (“IRS”) Form W-8BEN-E (or other applicable form or statement specified by Treasury Department regulations in lieu thereof), together with all required attachments to such form, as appropriate and to the extent required in order to establish exemption from U.S. backup withholding tax on any amounts payable to such Seller under this Agreement.

(ii) Such Seller will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and such Seller undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing certification.

(b) The Selling Shareholder covenants with each Underwriter as follows:

(i) The Selling Shareholder agrees to notify promptly the Company and the Representatives of any change in the Selling Shareholder Information in the Registration Statement, the Prospectus and the Time of Sale Prospectus at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Registration Statement, the Prospectus and the Time of Sale Prospectus has been completed, as determined by the Representatives and notified to the Selling Shareholder.

(ii) The Selling Shareholder will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(iii) In respect of the Additional Shares to be sold by it at the Option Closing Date, to pay, and indemnify and hold the Underwriters harmless against, any stamp, issue, registration, documentary, sales, transfer or other similar taxes or duties imposed under the laws of the Cayman Islands, Vietnam or any political sub-division or taxing authority thereof or therein (excluding, for the avoidance of doubt, any such taxes or duties based on or measured by income, profits or gain incurred by the Underwriters in connection with the offering contemplated by this Agreement) that is payable in connection with the sale and delivery of the Additional Shares by the Selling Shareholder to the Underwriters (excluding, for the avoidance of doubt, any such taxes or duties otherwise payable, paid, reimbursed, indemnified for, or otherwise borne by the VNG Parties or the Selling Shareholder, including pursuant to Section 5).

(iv) That all sums payable by the Selling Shareholder under this Agreement shall be paid free and clear of and without deductions or withholdings of any present or future taxes or duties or governmental charges whatsoever, unless the deduction or withholding is required by law, in which case the Selling Shareholder shall pay such additional amount as will result in the receipt by each Underwriter of the full amount that would have been received had no deduction or withholding been made, except, in each case, to the extent that such taxes or duties or governmental charges are imposed due to an Underwriter having any present or former connection with such jurisdiction other than solely as a result of the execution and delivery of, or the performance of, its obligations under this Agreement or receipt of any payments or enforcement of rights hereunder; provided, that the Selling Shareholder shall not be required to pay any additional amounts with respect to amounts otherwise paid, reimbursed, indemnified for, or otherwise borne by the VNG Parties or the Selling Shareholder, including pursuant to Section 5.

(v) In respect of the Additional Shares to be sold by it at the Option Closing Date, that all sums payable to an Underwriter in respect of the Additional Shares to be sold by a Selling Shareholder shall be considered exclusive of any VAT, and if any VAT is or becomes chargeable in respect of any such payment, the Selling Shareholder shall, subject to receipt of an appropriate VAT invoice, pay in addition the amount of such VAT (at the same time and in the same manner as the payment to which such VAT relates).

(vi) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

9. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the VNG Parties agree, on a joint and several basis, to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the VNG Parties’ counsel, the VNG Parties’ accountants and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the documented cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(k) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and clearance of the offering of the Shares by FINRA, including any counsel fees incurred on behalf of or disbursements by Morgan Stanley & Co. LLC in its capacity as “qualified independent underwriter”, (v) all fees and expenses in connection with the preparation and filing of the Form 8-A Registration Statement relating to the Ordinary Shares and all costs and expenses incident to listing the Shares on Nasdaq, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the VNG Parties relating to investor presentations on any “Testing-the-Waters” meetings, “road show”, and any other meetings, presentations or conferences undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show or Testing-the-Water presentations with the prior approval of the Company, travel, meal and lodging expenses of the representatives and officers of the VNG Parties and any such consultants, and, with the prior approval of the Company, the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement, and (x) all other costs and expenses incident to the performance of the obligations of each VNG Party or Selling Shareholder, as applicable, hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section 9, Section 11 entitled “Indemnity and Contribution”, the last paragraph of Section 14 below and Section 15, the Underwriters will pay all of their costs and expenses, including share transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make. The VNG Parties shall reimburse the Underwriters for the fees, disbursements and expenses of counsels to the Underwriters, up to an amount not to exceed $[•]. In addition to the foregoing, the Company will pay the fees and expenses of the QIU (as defined herein).

For the avoidance of doubt, it is understood that the Selling Shareholder’s counsel fees and underwriting discounts and commissions for the offering of Additional Shares will be borne by the Selling Shareholder.

10. Covenants of the Underwriters. Each Underwriter severally and not jointly covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

11. Indemnity and Contribution. (a) The VNG Parties, jointly and severally, agree to indemnify and hold harmless each Underwriter, its affiliates within the meaning of Rule 405 under the Securities Act, directors and officers, and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), or the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by, arise out of, or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the VNG Parties in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information is that described in Section 11(c).

(b) The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, its affiliates within the meaning of Rule 405 under the Securities Act, directors and officers, and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), (i) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any roadshow, or the Prospectus or any amendment or supplement thereto, or (ii) caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, in each case of clauses (i) and (ii), only with reference to the Selling Shareholder Information; provided further that the liability under this subsection of the Selling Shareholder shall be limited to an amount equal to the aggregate proceeds (after deducting underwriting commissions and discounts, but before deducting expenses) from the sale of the Additional Shares by the Selling Shareholder to the Underwriters (such amount being herein referred to as the Selling Shareholder’s “Net Proceeds”).

(c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each VNG Party, the Selling Shareholder, the directors of each VNG Party, the officers of the VNG Parties who sign the Registration Statement and each person, if any, who controls the Company or the Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, or any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show, or the Prospectus or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by the Underwriters through the Representatives consists of the names and addresses of the Underwriters in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 11(a), 11(b) or 11(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 11 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing or by email to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the VNG Parties, the directors of each VNG Party, the officers of the VNG Parties who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section (iv) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Shareholder and all persons, if any, who control the Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 11(a) or 11(b) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the relevant indemnifying party shall be liable for the properly incurred fees and expenses of not more than one separate firm (in addition to any local counsel) for Morgan Stanley & Co. LLC in its capacity as a “qualified independent underwriter” and all persons, if any, who control Morgan Stanley within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act. In the case of any such separate firm for the VNG Parties, such directors and officers of the VNG Parties and such control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or, to the knowledge of the relevant indemnified party, threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) To the extent the indemnification provided for in Section 11(a), 11(b) or 11(d) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the relevant indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the relevant indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 11(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 11(e)(i) above but also the relative fault of the relevant indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. In respect of an indemnification under Section 11(a) or, where a VNG Party is an indemnified party, Section 11(d), (x) the relative benefits received by the VNG Parties on the one hand and the Underwriters on the other hand in connection with the offering of the Firm Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of, on the one hand, in respect of each VNG Party, the Firm Shares (before deducting expenses) received by the VNG Parties, and, on the other hand, in respect of the Underwriters, the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares, and (y) the relative fault of the VNG Parties on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by any of the VNG Parties or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In respect of an indemnification under Section 11(b) or, where the Selling Shareholder is an indemnified party, Section 11(d), (x) the relative benefits received by the Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the offering of the Additional Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of, on the one hand, in respect of the Selling Shareholder, the Additional Shares (before deducting expenses) received by the Selling Shareholder, and, on the other hand, in respect of the Underwriters, the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares, and (y) the relative fault of the Selling Shareholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Shareholder (which shall be limited to its Selling Shareholder Information) or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The liability of the Selling Shareholder under the contribution agreement contained in this subsection shall be limited to an amount equal to the Selling Shareholder’s Net Proceeds. The Underwriters’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

(f) Each of the VNG Parties, the Selling Shareholder and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 11(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(e) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 11 and the representations, warranties and other statements of the VNG Parties and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, by or on behalf of the Selling Shareholder or any person controlling the Selling Shareholder, or by or on behalf of the VNG Parties, their officers or directors or any person controlling the VNG Parties and (iii) acceptance of and payment for any of the Shares.

(h) For the avoidance of doubt, notwithstanding anything in this Agreement, the rights, obligations, responsibilities, covenants, undertakings, liabilities, indemnities, agreements, representations, warranties and other statements of the VNG Parties and the Selling Shareholder are several (and not joint or joint and several) as between the VNG Parties, on the one hand, and the Selling Shareholder, on the other hand.

12. Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to VNG Parties and the Selling Shareholder, if after the execution and delivery of this Agreement and prior to or on the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the Nasdaq Global Market, the Hanoi Stock Exchange (including the Unlisted Public Company Market), the Hong Kong Stock Exchange, the Singapore Stock Exchange or other relevant exchanges, (ii) trading of any securities of the VNG Parties shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States, the Cayman Islands, Vietnam, Hong Kong, Singapore or other relevant jurisdiction shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by United States Federal, New York State, Cayman Islands, Vietnam, Hong Kong, Singapore or other relevant authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, individually or together with any other event specified in this clause (v), makes it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

13. Survival. The respective indemnities, agreements, representations, warranties and other statements of the VNG Parties, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement or in certificates of officers of any of the VNG Parties submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any affiliate, selling agent or controlling person of any Underwriter, or any VNG Party, or the Selling Shareholder, or any officer or director or controlling person of any VNG Party, or any controlling person of the Selling Shareholder, and shall survive delivery of and payment for the Shares.

14. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 14 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the VNG Parties for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or any VNG Party (or, for the avoidance of doubt, the Selling Shareholder). In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any VNG Party or Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any VNG Party or Selling Shareholder shall be unable to perform its obligations under this Agreement, the VNG Parties will, on a joint and several basis reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

15. Qualified Independent Underwriter. Each VNG Party hereby confirms that at its request Morgan Stanley & Co. LLC has acted as “qualified independent underwriter” (in such capacity, the “QIU”) within the meaning of Rule 5121 of FINRA in connection with the offering of the Firm Shares. Each VNG Party agrees, on a joint and several basis, to indemnify and hold harmless the QIU and each person, if any, who controls the QIU within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of the QIU’s participation as a “qualified independent underwriter” within the meaning of Rule 5121 of FINRA in connection with the offering of the Firm Shares, except for any losses, claims, damages, liabilities, and judgments resulting from the QIU’s, or such controlling person’s, willful misconduct.

16. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) between the VNG Parties and the Underwriters that relate to the offering of the Firm Shares and the Additional Shares, represents the entire agreement between the VNG Parties and the Selling Shareholder, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b) Each VNG Party and the Selling Shareholder, severally and not jointly and in respect of the Shares that is being sold by such party only, acknowledges that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, any VNG Party, the Selling Shareholder or any other person, (ii) the Underwriters owe each VNG Party and the Selling Shareholder only those duties and obligations set forth in this Agreement, any contemporaneous written agreements and prior written agreements (to the extent not superseded by this Agreement), if any, (iii) the Underwriters may have interests that differ from those of each VNG Party and the Selling Shareholder, and (iv) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. Each VNG Party and the Selling Shareholder waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

(c) The Selling Shareholder further acknowledges and agrees that, although the Underwriters may provide the Selling Shareholder with certain Regulation Best Interest and Form CRS disclosures or other related documentation in connection with the offering, the Underwriters are not making a recommendation to the Selling Shareholder to participate in the offering or sell any Additional Shares at the Purchase Price, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

17. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

18. Trial by Jury. Each VNG Party (on its behalf and, to the extent permitted by applicable law, on behalf of its affiliates), the Selling Shareholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

20. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

21. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

22. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Representatives, at Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel, facsimile number: [***], Morgan Stanley & Co. LLC, #16-01 Capital Square, 23 Church Street, Singapore 049481, Attention: Head of Southeast Asia Global Capital Markets, Telephone No.: [***], UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Equity Capital Markets, and BofA Securities, Inc., One Bryant Park, New York, NY 10036, Email: [***], Attention: Syndicate Department, with a copy to: Email: [***], Attention: ECM Legal, if to the VNG Parties shall be delivered, mailed or sent to [•], Attention: [•], [•], and if to the Selling Shareholder shall be delivered, mailed or sent to [•], Attention: [•], [•].

23. Submission to Jurisdiction; Appointment of Agents for Service. (a) Each VNG Party and the Selling Shareholder irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York (the “Specified Courts”) over any suit, action or proceeding arising out of or relating to this Agreement, the Registration Statement, the Time of Sale Prospectus, the Prospectus or the offering of the Shares (each, a “Related Proceeding”). Each VNG Party and the Selling Shareholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in such a court and any claim that any such Related Proceeding brought in such a court has been brought in an inconvenient forum. To the extent that any VNG Party and the Selling Shareholder has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, such VNG Party or Selling Shareholder irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

(b) Each VNG Party hereby irrevocably appoints [•], with offices at [•] as its agent for service of process in any Related Proceeding and agrees that service of process in any such Related Proceeding may be made upon it at the office of such agent. Each VNG Party waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. Each VNG Party represents and warrants that such agent has agreed to act as its agent for service of process, and each VNG Party agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

(c) The Selling Shareholder hereby irrevocably appoints [•], with office at [•] as its agent for service of process in any Related Proceeding and agrees that service of process in any such Related Proceeding may be made upon it at the office of such agent. The Selling Shareholder waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Selling Shareholder represents and warrants that such agent has agreed to act as the Selling Shareholder’s agent for service of process, and the Selling Shareholder

(d) agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

24. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of any VNG Party or the Selling Shareholder with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, each VNG Party and the Selling Shareholder agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to such VNG Party or the Selling Shareholder, as applicable, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

25. Taxes. If any sum payable by any VNG Party under this Agreement is subject to tax in the hands of an Underwriter or taken into account as a receipt in computing the taxable income of that Underwriter (excluding net income taxes on underwriting commissions payable hereunder), the sum payable to the Underwriter under this Agreement shall be increased to such sum as will ensure that the Underwriter shall be left with the sum it would have had in the absence of such tax. If reasonably requested by any VNG Party, the Underwriters shall reasonably cooperate with such VNG Party to provide any tax-related form, certificate, document or other tax-related information reasonably requested by such VNG Party, and customarily required of such Underwriter, that would reduce or eliminate the withholding or deduction of such tax. Each VNG Party will further, if requested by such Underwriter, complete all tax filing and compliance obligations as such party may reasonably request to assist such party in discharging its obligations in respect of such taxes, including by (a) making filings and submissions on such basis and such terms as such party may reasonably request, (b) promptly making available to such party notices received from any governmental authority, and (c) subject to the prior receipt of funds from such party, by making payment of such funds on behalf of such party to the relevant governmental authority in settlement of such taxes.

26. Representatives. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly will be binding upon all the Underwriters.

Very truly yours,

VNG Limited

By:
Name:
Title:

VNG Corporation

By:

Name:
Title:

[Signature Page to Underwriting Agreement]

[•], as Selling Shareholder

By:

Accepted as of the date hereof:

Citigroup Global Markets Inc.

By:
Name:
Title:

Morgan Stanley & Co. LLC

By:
Name:
Title:

UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

BofA Securities, Inc.

By:
Name:
Title:

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto.

[Signature Page to Underwriting Agreement]

[Note: Certain schedules and appendices to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request, however, the Registrant may request confidential treatment of omitted items.]

Signature Page to Underwriting Agreement

Schedule I

[***]

Schedule II

Time of Sale Prospectus

[***]

Schedule III

Written Testing-the-Waters Communications

[***]

Schedule IV

Subsidiaries

[***]

Schedule V

Reorganization Transaction Documents

[***]

EXHIBIT A

FORM OF LOCK-UP LETTER FOR CLASS A SHAREHOLDERS

[***]

EXHIBIT B

FORM OF WAIVER OF LOCK-UP

[***]

FORM OF PRESS RELEASE

[***]